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                                                                Exhibit 10.43(b)


                                AMENDMENT NO. 1
                                      TO
                                 IRU AGREEMENT

THIS AMENDMENT NO.1 to IRU Agreement (this "Amendment") is made and entered into as of this 18/th/ day of April, 2001 (the "Effective Date") by and between Qwest Communications Corporation ("Qwest") and Pac-West Telecomm, Inc. ("Customer"). Qwest and Customer are sometimes collectively referred to herein as the "Parties."

WHEREAS, Qwest and Customer entered into that certain IRU Agreement effective as of June 30, 2000 (the "Agreement"); and

WHEREAS, the Parties desire to modify the Agreement to reflect new payment terms for the IRU Fee, as more particularly described below.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Agreement is hereby amended so as to provide that, notwithstanding anything to the contrary in Section 3.1 or elsewhere in the Agreement, Customer shall pay to Qwest the balance due of the IRU Fee ($17,239,841) on May 15, 2002.

2. The Agreement and this Amendment constitute the complete agreement of the Parties concerning the subject matter hereof, and supersede any prior written or verbal statements, representations, and agreements concerning the subject matter hereof. Except as expressly modified by this Amendment, the Agreement is and will remain in full force and effect in accordance with its terms and constitutes the legal and binding obligations of the Parties.

IN WITNESS WHEREOF, an authorized representative of each Party has executed this Amendment as of the dates set forth below.

QWEST COMMUNICATIONS CORPORATION        PAC-WEST TELECOMM, INC.

By:    /s/ Gregory M. Casey             By:    /s/ Richard E Brysan
       -------------------------               -----------------------
Name:  Gregory M. Casey                 Name:  Richard E Brysan
       -------------------------               ----------------------
Title: V.P. Wholesale mets              Title: CFO
       -------------------------               ---------------------
Date:    5/14/01                        Date:    5/14/2001
       -------------------------               ---------------------

*P&OM Director: ________________

Date:   5/15/01
      --------------------------

*This Agreement shall not be binding upon Qwest until countersigned by the P&OM Director and Executive Vice President, Wholesale Markets (or an authorized designee) for Qwest.

May 15, 2001

   LKB
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QWEST/FIRST AMENDMENT

                                      1
                         CONFIDENTIAL AND PROPRIETARY


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